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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 4, 2007

                            UNITED COMMUNITY BANCORP
                            ------------------------
             (Exact name of registrant as specified in its charter)

      United States                        0-51800               36-4587081
      -------------                        -------               ----------
(State or other jurisdiction of          (Commission            (IRS Employer
 incorporation or organization)          File Number)        Identification No.)


92 Walnut Street, Lawrenceburg, Indiana                               47025
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(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (812) 537-4822
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICES; ELECTION OF DIRECTORS;
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            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
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            CERTAIN OFFICERS.
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      (b) On May 4, 2007 United Community Bancorp (the "Company"), the holding company of United Community Bank (the "Bank"), announced that it had been notified of the retirement of directors, Henry G. Nanz, Frank E. Weismiller, Jr. and William S. Gehring from the Boards of Directors of the Company, United Community MHC and the Bank, in each case, effective June 30, 2007. Messrs. Nanz, Weismiller and Gehring will each serve as a director emeritus of the Company and the Bank effective upon their respective retirements. A copy of the Company's May 4, 2007 press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
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        (d)   Exhibits

              Number         Description
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              99.1           Press Release dated May 4, 2007


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  UNITED COMMUNITY BANCORP
                                  (Registrant)


Date: May 7, 2007                 By: /s/ William F. Ritzmann
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                                      William F. Ritzmann
                                      President and Chief Executive Officer